Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ENACTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-Q of Hub International Limited (the “Company”) dated August 8, 2006 containing the financial statements of the Company for the quarter ended June 30, 2006 (the “Report”) filed with the Securities and Exchange Commission on the date hereof, I, Dennis J. Pauls, Chief Financial Officer of the Company, pursuant to 18 U.S.C. Section 1350, as enacted, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	the Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

By:	/S/ DENNIS J. PAULS
Dennis J. Pauls
Chief Financial Officer

August 8, 2006